Exhibit 99.31

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-N

KEY PERFORMANCE FACTORS
February 28, 1998



        Expected B Maturity                                         11/15/00


        Blended Coupon 5.7361%


        Excess Protection Level
          3 Month Average   3.86%
          February, 1998   4.73%
          January, 1998   2.99%
          December, 1997  N/A


        Cash Yield                                  16.74%


        Investor Charge Offs                         4.83%


        Base Rate                                    7.18%


        Over 35 Day Delinquency                      5.04%


        Seller's Interest                           15.07%


        Total Payment Rate                          12.54%


        Total Principal Balance                     $34,488,564,555.67


        Investor Participation Amount               $900,000,000.00


        Seller Participation Amount                 $5,197,230,037.18